ALLIANCE TECHNOLOGY FUND

SEMI-ANNUAL REPORT
MAY 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

July 27, 1999

Dear Shareholders:

We are pleased to provide an update of the performance and investment activity for the Alliance Technology Fund (the "Fund") for the semi-annual reporting period ended May 31, 1999.


INVESTMENT RESULTS
The following table provides your Fund's investment results for the six- and twelve-month periods ended May 31, 1999. For comparison, we have also included performance for the S&P 500 Index, a standard measure of the performance of the overall U.S. stock market, the Pacific Stock Exchange ("PSE") High Tech Index, a measure of the overall U.S. technology and science sector, and the Lipper Science and Technology Fund Index (the "Lipper Index"), which is a performance index of the largest qualifying funds that have a science and technology investment objective.

As shown, during the six- and twelve-month periods ended May 31, 1999, your Fund substantially outperformed the S&P 500 Index, but underperformed the PSE High Tech Index and the Lipper Index.

Despite concerns regarding Y2K spending, a slowing economy and Internet valuations, technology stocks have continued to outperform the overall market, although the volatility of the group has increased. Given this increased volatility, we have chosen to maintain a somewhat conservative approach with slightly higher cash levels and a limited exposure to the Internet and companies with a high Y2K risk. While this prudent posture has sacrificed some relative performance, continually we strive to manage for success over the long term by investing in leadership companies with strong fundamentals.


INVESTMENT RESULTS*
Periods Ended May 31, 1999
                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                   --------      ---------
ALLIANCE TECHNOLOGY FUND
  Class A                           28.16%         45.41%
  Class B                           27.70%         44.34%
  Class C                           27.69%         44.34%

S&P 500 INDEX                       12.60%         21.03%

PSE HIGH TECH INDEX                 33.98%         60.12%

LIPPER SCIENCE AND TECHNOLOGY
  FUND INDEX                        30.94%         49.25%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF MAY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED S&P 500 INDEX IS COMPRISED OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE UNMANAGED PSE HIGH TECH INDEX IS A PRICE-WEIGHTED, BROAD-BASED INDEX, REPRESENTING 100 LISTED AND OVER-THE-COUNTER U.S. STOCKS DESIGNED TO MIRROR THE U.S. TECHNOLOGY SECTOR. THE PSE HIGH TECH INDEX IS DESIGNED TO REPRESENT THE ENTIRE U.S. TECHNOLOGY AND SCIENCE SECTOR, INCLUDING SUCH INDUSTRY GROUPS AS COMPUTER SOFTWARE PRODUCTS, INFORMATION PROCESSING SERVICES, MEDICAL TECHNOLOGY, BIOTECHNOLOGY, AMONG OTHERS. THE UNMANAGED LIPPER SCIENCE AND TECHNOLOGY FUND INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS THAT HAVE A SCIENCE AND TECHNOLOGY INVESTMENT OBJECTIVE (ACCORDING TO LIPPER, THIS INVESTMENT OBJECTIVE INCLUDES THOSE FUNDS THAT INVEST AT LEAST 65% OF THEIR EQUITY PORTFOLIOS IN SCIENCE AND TECHNOLOGY STOCKS). THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


INVESTMENT DISCUSSION
Investing in technology stocks is inherently challenging because things are constantly changing--the landscape is always unique. That landscape is currently even more unique than we have seen for some time because of the


1


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

concurrence of two things: the Y2K problem and the spreading repercussions of the Internet.

The Y2K issue is becoming high drama as the clock ticks down to the millenium, with everyone speculating on how it will unfold. No one can say for sure, but we are currently confident the development generally will be fairly smooth. Most U.S. corporations are entering final testing of their Y2K readiness after significant preparation and billions of dollars of expenditures to fix the problem. In our view, there will be isolated breakdowns and irritating errors, especially with smaller corporations and overseas organizations, but life will go on when the year 2000 arrives.

Less certain and more concerning to us is the pattern of orders in the second half of 1999. To test something, you must stabilize it. During the next six months, most companies will stabilize their information systems by "locking down," by not ordering new hardware or software. At some point, however, technology stocks will begin to discount the other side of the valley--the order recovery next year for all those applications that were deferred in 1999. It is also worth noting that Y2K is the ultimate nonrecurring problem, at least in our lifetimes. We need not worry about extra zeros in our computers until the year 10,000--8,000 years from now.

1999 is also the year when the Internet will move beyond adolescence. More personal computers, faster download speeds, lower access costs and more content are all leading to rapid acceptance of this new medium. We believe people are coming to understand that the Internet is not so much a new technology as it is a new environment, a transcendent change which will affect how businesses deal with their customers, suppliers, partners and shareholders. In our opinion, if the 50-year history of digital technology is any guide, a major change such as the Internet will create some powerful new companies and equally powerful investment opportunities.

The challenge in sifting through these new Internet investment possibilities is to make note of the risks as well. Such risks include very high relative valuations, competitive consolidation (which creates more losers than winners), the increasing supply of new competitors going public and the inevitable media hype, which creates often unrealistic expectations. Unlike the Y2K issue, however, the advent of the Internet is anything but a virtually nonrecurring event. In our view, its impact is just beginning and its importance will extend to almost every company in every industry.

These two issues--Y2K and the Internet--have significant short- and long-term implications, respectively, but several other considerations are also on the minds of investors. On the negative side, these include the concern about rising interest rates, the recent popularity of cyclical stocks (versus growth stocks) and the fear that tech stocks will be seasonally soft during the summer. We believe the positive side of the picture is the same as before: the pace of improvement in digital technology is not slowing down, it is the underpinning for productivity improvements in economies around the world and the markets for these products are huge.

As always, we will do our best to navigate these crosscurrents as smoothly as possible and want to thank our shareholders for their continued support.

Sincerely,


John D. Carifa
President and Chairman


Peter Anastos
Senior Vice President


Gerald T. Malone
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

Alliance Technology Fund is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.


INVESTMENT RESULTS
NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      45.41%         39.24%
Five Years                    31.66%         30.52%
Ten Years                     23.02%         22.49%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      44.34%         40.34%
Five Years                    30.74%         30.74%
Since Inception*              29.58%         29.58%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      44.34%         43.34%
Five Years                    30.73%         30.73%
Since Inception*              29.57%         29.57%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1999)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                         46.08%         47.46%         50.45%
5 Years                        30.77%         30.99%         30.97%
10 Years                       24.95%         31.28%*        31.28%*


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Since Inception: 5/3/93 Class B and Class C.


3


TEN LARGEST HOLDINGS
MAY 31, 1999 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                          VALUE            NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                        $  250,809,000             5.6%
Solectron Corp.                               196,333,500             4.4
Dell Computer Corp.                           179,942,825             4.0
Sanmina Corp.                                 179,546,337             4.0
America Online, Inc.                          171,780,625             3.8
Nokia Corp. (ADR)                             153,857,000             3.4
Lexmark International Group, Inc. Cl.A        150,581,475             3.4
Computer Sciences Corp.                       133,463,250             3.0
Microsoft Corp.                               131,520,625             2.9
International Business Machines Corp.         129,339,500             2.9
                                           $1,677,174,137            37.4%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)

                                                         SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                         BOUGHT         5/31/99
-------------------------------------------------------------------------------
Applied Materials, Inc.                         1,253,000       2,201,130
Ceridian Corp.                                  2,748,500       3,525,500
Computer Sciences Corp.                           803,000       2,063,200
DST Systems, Inc.                                 502,000       1,627,800
First Data Corp.                                2,808,000       2,808,000
Fiserv, Inc.                                    1,608,675       2,783,725
International Business Machines Corp.           1,112,000       1,112,000
MindSpring Enterprises, Inc.                      506,400         506,400
New Era of Networks, Inc.                         810,700         810,700
Sabre Group Holdings, Inc. Cl.A                   674,600         674,600

                                                                 HOLDINGS
SALES                                              SOLD           5/31/99
-------------------------------------------------------------------------------
3Com Corp.                                      1,135,000              -0-
America Online, Inc.                              371,400       1,439,000
Compaq Computer Corp.                           1,025,000       2,825,000
Fore Systems, Inc.                              1,389,700              -0-
HBO & Co.                                       4,618,200              -0-
Health Management Systems, Inc.                   793,700              -0-
Intuit, Inc.                                    1,650,700              -0-
Network Associates, Inc.                        1,255,000         940,000
Tech Data Corp.                                   979,000              -0-
Uniphase Corp.                                    895,300              -0-


*    Adjusted for a spin-off and stock splits.


4


PORTFOLIO OF INVESTMENTS
MAY 31, 1999 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________




COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-84.4%
TECHNOLOGY-80.9%
COMMUNICATION EQUIPMENT-3.4%
Nokia Corp. (ADR) (Finland)                   2,167,000     $153,857,000

COMPUTER HARDWARE-8.9%
Apex PC Solutions, Inc. (a)                   1,261,350       22,704,300
Compaq Computer Corp.                         2,825,000       66,917,188
Dell Computer Corp. (a)                       5,225,200      179,942,825
International Business Machines Corp.         1,112,000      129,339,500
                                                             ------------
                                                             398,903,813

COMPUTER PERIPHERALS-3.4%
Lexmark International Group, Inc.
  Cl.A (a)                                    1,106,200      150,581,475
TheStreet.com, Inc. (a)                          41,400        1,480,050
                                                             ------------
                                                             152,061,525

COMPUTER SERVICES-18.5%
Ceridian Corp. (a)                            3,525,500      116,341,500
Computer Sciences Corp.                       2,063,200      133,463,250
Convergys Corp. (a)                             966,000       17,025,750
DST Systems, Inc. (a)                         1,627,800       87,901,200
First Data Corp.                              2,808,000      126,184,500
Fiserv, Inc. (a)                              2,783,725      104,389,687
Galileo International, Inc.                   1,939,600       87,282,000
Gartner Group, Inc. Cl.A (a)                  1,181,600       27,176,800
Sabre Group Holdings, Inc. Cl.A (a)             674,600       41,530,063
SunGard Data Systems, Inc. (a)                2,470,900       86,481,500
                                                             ------------
                                                             827,776,250

COMPUTER SOFTWARE-9.0%
BEA Systems, Inc. (a)                           850,000       17,318,750
Descartes Systems Group, Inc.
  (Canada) (a)                                  302,000        1,415,625
DoubleClick, Inc. (a)                         1,039,000      101,237,562
I2 Technologies, Inc. (a)                       835,000       26,406,875
Interplay Entertainment Corp. (a)               923,100        2,163,516
J.D. Edwards & Co. (a)                          397,400        7,637,531
Microsoft Corp. (a)                           1,630,000      131,520,625
MindSpring Enterprises, Inc. (a)                506,400       37,473,600
Network Associates, Inc. (a)                    940,000       13,806,250
New Era of Networks, Inc. (a)                   810,700       36,076,150
Rational Software Corp. (a)                     848,000       28,673,000
                                                             ------------
                                                             403,729,484

NETWORKING SOFTWARE-9.6%
America Online, Inc.                          1,439,000      171,780,625
Cisco Systems, Inc. (a)                       2,301,000      250,809,000
Redback Networks, Inc. (a)                       19,500        2,135,250
StarMedia Network, Inc. (a)                      50,300        2,961,412
                                                             ------------
                                                             427,686,287

SEMI-CONDUCTOR CAPITAL EQUIPMENT-5.9%
Amkor Technology, Inc. (a)                    1,964,000       18,167,000
Applied Materials, Inc. (a)                   2,201,130      120,924,579
KLA-Tencor Corp. (a)                          1,190,100       54,149,550
Teradyne, Inc. (a)                            1,380,000       72,881,250
                                                             ------------
                                                             266,122,379


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
SEMI-CONDUCTOR COMPONENTS-11.9%
Altera Corp. (a)                              3,586,800     $124,865,475
Intel Corp.                                   1,944,000      105,097,500
PMC-Sierra, Inc. (a)                          1,753,000       85,130,063
Texas Instruments, Inc.                       1,016,000      111,125,000
Xilinx, Inc. (a)                              2,455,000      109,094,062
                                                             ------------
                                                             535,312,100

MISCELLANEOUS-10.3%
Ingram Micro, Inc. Cl.A (a)                   1,985,700       57,585,300
Jabil Circuit, Inc. (a)                         586,100       28,279,325
Sanmina Corp. (a)                             2,394,450      179,546,337
Solectron Corp. (a)                           3,586,000      196,333,500
                                                             ------------
                                                             461,744,462
                                                             ------------
                                                           3,627,193,300

UTILITIES-1.7%
TELEPHONE UTILITY-1.7%
MCI WorldCom, Inc. (a)                          867,850       74,960,544

HEALTH CARE-1.3%
MEDICAL SERVICES-1.3%
McKesson HBOC, Inc.                           1,753,424       59,726,005

CONSUMER SERVICES-0.5%
MISCELLANEOUS-0.5%
Equifax, Inc.                                   667,000       24,012,000

Total Common Stocks
  (cost $2,311,007,354)                                    3,785,891,849

PRIVATE PLACEMENT-0.0%
Interactive Light Holdings, Inc. (a)(b)
  (cost $692,548)                               287,572          692,548

SHORT-TERM INVESTMENTS-15.7%
COMMERCIAL PAPER-6.7%
American Express Co.
  4.81%, 6/18/99                               $100,000       99,772,861
Prudential Funding
  4.78%, 6/11/99                                100,000       99,867,222
  4.81%, 6/11/99                                100,000       99,866,389
                                                             ------------
                                                             299,506,472

TIME DEPOSIT-9.0%
State Street Cayman Islands
  4.50%, 6/01/99                                405,060      405,060,000

Total Short-Term Investments
  (amortized cost $704,566,472)                              704,566,472

TOTAL INVESTMENTS-100.1%
  (cost $3,016,266,374)                                    4,491,150,869
Other assets less liabilities-(0.1%)                          (5,356,605)

NET ASSETS-100%                                           $4,485,794,264


(a)  Non-income producing security.

(b)  Illiquid security, valued at fair value (see Notes A & F).

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $3,016,266,374)     $4,491,150,869
  Cash                                                                     223
  Receivable for capital stock sold                                 20,569,043
  Receivable for investment securities sold                         14,682,069
  Interest and dividends receivable                                    599,414
  Prepaid expenses                                                     120,548
  Total assets                                                   4,527,122,166

LIABILITIES
  Payable for investment securities purchased                       25,225,640
  Advisory fee payable                                              11,214,485
  Payable for capital stock redeemed                                 3,773,005
  Distribution fee payable                                             714,202
  Accrued expenses and other liabilities                               400,570
  Total liabilities                                                 41,327,902

NET ASSETS                                                      $4,485,794,264

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      566,137
  Additional paid-in capital                                     2,761,039,038
  Net investment loss                                              (26,541,442)
  Accumulated net realized gain on investment transactions         275,846,036
  Net unrealized appreciation of investments                     1,474,884,495
                                                                $4,485,794,264

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,307,308,669 / 15,985,905 shares of capital stock
    issued and outstanding)                                             $81.78
  Sales charge--4.25% of public offering price                            3.63
  Maximum offering price                                                $85.41

  CLASS B SHARES
  Net asset value and offering price per share
    ($2,377,310,627 / 30,536,159 shares of capital stock
    issued and outstanding)                                             $77.85

  CLASS C SHARES
  Net asset value and offering price per share
    ($521,911,319 / 6,705,481 shares of capital stock
    issued and outstanding)                                             $77.83

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($279,263,649 / 3,385,826 shares of capital stock
    issued and outstanding)                                             $82.48


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                         $10,824,595
  Dividends (net of foreign taxes
    withheld of $141,190)                            2,186,485   $  13,011,080

EXPENSES
  Advisory fee                                      20,806,178
  Distribution fee - Class A                         1,755,223
  Distribution fee - Class B                        10,442,383
  Distribution fee - Class C                         2,115,810
  Transfer agency                                    3,553,957
  Printing                                             547,905
  Custodian                                            148,513
  Registration                                          96,494
  Taxes                                                 95,521
  Audit and legal                                       75,060
  Administrative                                        62,000
  Directors' fees                                       58,000
  Miscellaneous                                         67,755
  Total expenses                                    39,824,799
  Less: expense offset arrangement (see Note B)       (272,277)
  Net expenses                                                      39,552,522
  Net investment loss                                              (26,541,442)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                     277,643,785
  Net realized gain on written option transactions                   1,711,430
  Net change in unrealized appreciation of:
    Investments                                                    538,793,988
    Written options                                                   (576,727)
  Net gain on investments                                          817,572,476

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 791,031,034


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                                           SIX MONTHS ENDED        YEAR ENDED
                                             MAY 31, 1999          NOVEMBER 30,
                                              (UNAUDITED)             1998
                                           ----------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                      $  (26,541,442)      $  (36,912,043)
  Net realized gain on investments and
    written option transactions               279,355,215          222,858,575
  Net change in unrealized appreciation
    of investments and options                538,217,261          401,258,201
  Net increase in net assets
    from operations                           791,031,034          587,204,733

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                   (62,357,963)          (6,722,769)
    Class B                                  (117,727,553)         (11,607,315)
    Class C                                   (21,549,871)          (2,036,454)
    Advisor Class                             (17,168,091)          (1,788,297)

CAPITAL STOCK TRANSACTIONS
  Net increase                              1,096,738,024          222,313,081
  Total increase                            1,668,965,580          787,362,979

NET ASSETS
  Beginning of year                         2,816,828,684        2,029,465,705
  End of period                            $4,485,794,264       $2,816,828,684


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999 (UNAUDITED)                               ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


10


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $62,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,395,621 for the six months ended May 31, 1999.

For the six months ended May 31, 1999, the Fund's expenses were reduced by $272,277 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $678,236 from the sales of Class A shares and $25,369, $1,587,858 and $87,829 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1999.

Brokerage commissions paid on investment transactions for the six months ended May 31, 1999 amounted to $1,541,937, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $52,786,047 and $3,669,823 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,332,442,683 and $941,532,464, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,575,594,525 and gross unrealized depreciation of investments was $100,710,030 resulting in net unrealized appreciation of $1,474,884,495.

OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes call options listed on national securities exchanges and purchases listed put options, including put options on market indices.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exer-


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

cised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the six months ended May 31, 1999 were as follows:

                                                       NUMBER OF
                                                       CONTRACTS      PREMIUMS
                                                       ---------     ---------
Options outstanding at beginning
  of the year                                            1,500     $   670,477
Options written                                          3,000       1,406,453
Options terminated in closing
  purchase transactions                                 (3,500)     (1,004,966)
Options expired                                         (1,000)     (1,071,964)
Options outstanding at May 31, 1999                         -0-    $        -0-


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1999   NOVEMBER 30,  MAY 31, 1999    NOVEMBER 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           20,203,417    18,339,548  $1,643,498,070  $1,112,007,521
Shares issued in
  reinvestment of
  distributions          818,809       111,053      56,424,249       5,938,826
Shares converted
  from Class B            79,358       126,597       6,507,713       7,557,381
Shares redeemed      (17,137,438)  (18,030,124) (1,395,810,728) (1,098,740,276)
Net increase           3,964,146       547,074  $  310,619,304  $   26,763,452



12


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MAY 31, 1999   NOVEMBER 30,  MAY 31, 1999    NOVEMBER 30,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            8,773,016     6,726,295    $681,531,823    $384,268,932
Shares issued in
  reinvestment of
  distributions        1,659,749       209,384     109,244,646      10,806,491
Shares converted
  to Class A             (83,269)     (131,650)     (6,507,713)     (7,557,381)
Shares redeemed       (2,482,436)   (4,169,685)   (192,091,449)   (239,143,056)
Net increase           7,867,060     2,634,344    $592,177,307    $148,374,986

CLASS C
Shares sold            7,662,227    12,127,622    $590,428,842    $691,867,198
Shares issued in
  reinvestment of
  distributions          306,187        35,117      20,147,710       1,812,439
Shares redeemed       (5,390,175)  (11,539,122)   (414,437,427)   (662,671,845)
Net increase           2,578,239       623,617    $196,139,125    $ 31,007,792

ADVISOR CLASS
Shares sold            2,042,925     3,484,871    $165,010,232    $207,978,384
Shares issued in
  reinvestment of
  distributions          242,885        32,400      16,853,793       1,738,611
Shares redeemed       (2,235,631)   (3,240,614)   (184,061,737)   (193,550,144)
Net increase
  (decrease)              50,179       276,657    $ (2,197,712)   $ 16,166,851


NOTE F: ILLIQUID SECURITY
                                                    DATE ACQUIRED       COST
                                                    -------------     --------
Interactive Light Holdings, Inc.                       2/08/99        $692,548

The security shown above is illiquid and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at May 31, 1999 was $692,548, representing .02% of net assets.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 1999.


13


FINANCIAL HIGHLIGHTS                                   ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      CLASS A
                                         -----------------------------------------------------------------------------------------
                                         SIX MONTHS                                                        JANUARY 1,
                                           ENDED                                                             1994
                                          MAY 31,                  YEAR ENDED NOVEMBER 30,                    TO       YEAR ENDED
                                           1999       --------------------------------------------------   NOV. 30,     DEC. 31,
                                         (UNAUDITED)     1998         1997         1996         1995        1994(A)       1993
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period        $68.60       $54.44       $51.15       $46.64       $31.98       $26.12       $28.20

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                           (.37)(b)     (.68)(b)     (.51)(b)     (.39)(b)     (.30)(b)     (.32)        (.29)
Net realized and unrealized
  gain on investment
  transactions                               18.72        15.42         4.22         7.28        18.13         6.18         6.39
Net increase in net asset
  value from operations                      18.35        14.74         3.71         6.89        17.83         5.86         6.10

LESS: DISTRIBUTIONS
Distributions from net
  realized gains                             (5.17)        (.58)        (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period              $81.78       $68.60       $54.44       $51.15       $46.64       $31.98       $26.12

TOTAL RETURN
Total investment return based on
  net asset value (c)                        28.16%       27.36%        7.32%       16.05%       61.93%       22.43%       21.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $1,307,309     $824,636     $624,716     $594,861     $398,262     $202,929     $173,732
Ratio of expenses to average
  net assets                                  1.57%(d)(e)  1.66%(d)     1.67%(d)     1.74%        1.75%        1.66%(e)     1.73%
Ratio of net investment loss to
  average net assets                          (.90)%(e)   (1.13)%       (.97)%       (.87)%       (.77)%      (1.22)%(e)   (1.32)%
Portfolio turnover rate                         27%          67%          51%          30%          55%          55%          64%


See footnote summary on page 17.


14


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS B
                                      ---------------------------------------------------------------------------------------------
                                        SIX MONTHS                                                         JANUARY 1,     MAY 3,
                                          ENDED                                                              1994        1991(F)
                                          MAY 31,                    YEAR ENDED NOVEMBER 30,                  TO           TO
                                           1999       -------------------------------------------------     NOV. 30,     DEC. 31,
                                        (UNAUDITED)      1998         1997         1996         1995        1994(A)       1993
                                      -------------   ---------     --------     --------     --------     --------     ---------
Net asset value, beginning of period       $65.75       $52.58       $49.76       $45.76       $31.61       $25.98       $27.44

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                          (.63)(b)    (1.08)(b)     (.88)(b)     (.70)(b)     (.60)(b)     (.23)        (.12)
Net realized and unrealized
  gain on investment
  transactions                              17.90        14.83         4.12         7.08        17.92         5.86         6.84
Net increase in net asset
  value from operations                     17.27        13.75         3.24         6.38        17.32         5.63         6.72

LESS: DISTRIBUTIONS
Distributions from net
  realized gains                            (5.17)        (.58)        (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period             $77.85       $65.75       $52.58       $49.76       $45.76       $31.61       $25.98

TOTAL RETURN
Total investment return based
  on net asset value (c)                    27.70%       26.44%        6.57%       15.20%       60.95%       21.67%       24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $2,377,311   $1,490,578   $1,053,436     $660,921     $277,111      $18,397       $1,645
Ratio of expenses to average
  net assets                                 2.29%(d)(e)  2.39%(d)     2.38%(d)     2.44%        2.48%        2.43%(e)     2.57%(e)
Ratio of net investment loss to
  average net assets                        (1.62)%(e)   (1.86)%      (1.70)%      (1.61)%      (1.47)%      (1.95)%(e)   (2.30)%(e)
Portfolio turnover rate                        27%          67%          51%          30%          55%          55%          64%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS C
                                        -------------------------------------------------------------------------------------------
                                         SIX MONTHS                                                        JANUARY 1,     MAY 3,
                                            ENDED                                                            1994        1993(F)
                                           MAY 31,                  YEAR ENDED NOVEMBER 30,                   TO           TO
                                             1999     ---------------------------------------------------   NOV. 30,     DEC. 31,
                                         (UNAUDITED)     1998         1997         1996         1995         1994(A)      1993
                                        ------------  ---------     --------     --------     --------     --------    ----------
Net asset value, beginning of period       $65.74       $52.57       $49.76       $45.77       $31.61       $25.98       $27.44

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                          (.62)(b)    (1.08)(b)     (.88)(b)     (.70)(b)     (.58)(b)     (.24)        (.13)
Net realized and unrealized
  gain on investment
  transactions                              17.88        14.83         4.11         7.07        17.91         5.87         6.85
Net increase in net asset
  value from operations                     17.26        13.75         3.23         6.37        17.33         5.63         6.72

LESS: DISTRIBUTIONS
Distributions from net
  realized gains                            (5.17)        (.58)        (.42)       (2.38)       (3.17)          -0-       (8.18)
Net asset value, end of period             $77.83       $65.74       $52.57       $49.76       $45.77       $31.61       $25.98

TOTAL RETURN
Total investment return based on
  net asset value (c)                       27.69%       26.44%        6.55%       15.17%       60.98%       21.67%       24.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $521,911     $271,320     $184,194     $108,488      $43,161       $7,470       $1,096
Ratio of expenses to average
  net assets                                 2.28%(d)(e)  2.40%(d)     2.38%(d)     2.44%        2.48%        2.41%(e)     2.52%(e)
Ratio of net investment loss to
  average net assets                        (1.61)%(e)   (1.87)%      (1.70)%      (1.60)%      (1.47)%      (1.94)%(e)   (2.25)%(e)
Portfolio turnover rate                        27%          67%          51%          30%          55%          55%          64%


See footnote summary on page 17.


16


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                         -------------------------------------------------
                                                                                   OCT. 2,
                                         SIX MONTHS                              1996(F)
                                            ENDED      YEAR ENDED NOVEMBER 30,     TO
                                        MAY 31, 1999  -------------------------  NOV. 30,
                                         (UNAUDITED)     1998         1997         1996
                                         -----------  -----------  -----------  ----------
Net asset value, beginning of period        $69.04       $54.63       $51.17       $47.32

INCOME FROM INVESTMENT
OPERATIONS
Net investment loss (b)                       (.25)        (.50)        (.45)        (.05)
Net realized and unrealized
  gain on investment
  transactions                               18.86        15.49         4.33         3.90
Net increase in net asset
  value from operations                      18.61        14.99         3.88         3.85

LESS: DISTRIBUTIONS
Distributions from net
  realized gains                             (5.17)        (.58)        (.42)          -0-
Net asset value, end of period              $82.48       $69.04       $54.63       $51.17

TOTAL RETURN
Total investment return based on
  net asset value (c)                        28.36%       27.73%        7.65%        8.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $279,264     $230,295     $167,120         $566
Ratio of expenses to average
  net assets                                  1.27%(d)(e)  1.37%(d)     1.39%(d)     1.75%(e)
Ratio of net investment loss to
  average net assets                          (.62)%(e)    (.84)%       (.81)%      (1.21)%(e)
Portfolio turnover rate                         27%          67%          51%          30%


(a)  The Fund changed its fiscal year end from December 31 to November 30.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown belown, the net expense ratios were as follows:

                            SIX MONTHS       YEAR ENDED NOVEMBER 30,
                               ENDED        ------------------------
                            MAY 31, 1999       1998           1997
                           -------------    ------------------------
     Class A                    1.56           1.65           1.66
     Class B                    2.28           2.38           2.36
     Class C                    2.27           2.38           2.37
     Advisor Class              1.26           1.36           1.38

(e)  Annualized.

(f)  Commencement of distribution.


17


                                                       ALLIANCE TECHNOLOGY FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
ROBERT C. ALEXANDER (1)
DAVID H. DIEVLER (1)
DR. CHARLES H. FERGUSON (1)
WILLIAM H. FOULK, JR. (1)
D. JAMES GUZY (1)
MARSHALL C. TURNER, JR. (1)

OFFICERS
PETER ANASTOS, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
GERALD T. MALONE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


19


ALLIANCE TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

TECSR599